                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      January 26, 1998
                                                 ------------------------------


                            Cooper Industries, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           1-1175                                      31-4156620
----------------------------               -----------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                             77002
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  713/209-8400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

Fourth Quarter and Year-End 1997 Results of Operations

On January 26, 1998, Cooper Industries, Inc. ("the Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and year ended December 31, 1997.

Set forth below is certain additional financial information by industry segment for the Company's years ended December 31, 1996 and December 31, 1997:

                                                Revenues                    Operating Earnings*
                                    -------------------------------    ------------------------
                                        1997             1996             1997             1996
                                    ------------     -----------       ---------        -------
                                             (in millions)                     (in millions)
Electrical Products                 $   2,568.3       $ 2,407.5         $  461.6         $  408.3
Tools & Hardware                          749.9           720.1             99.6             91.4
Automotive Products                     1,873.2         1,903.2            186.9            189.3
                                     ----------      ----------        ---------        ---------
         Subtotal                   $   5,191.4       $ 5,030.8         $  748.1         $  689.0
Kirsch                                     97.4           252.9              4.8             22.0
                                     ----------      ----------        ---------        ---------
         Total                      $   5,288.8       $ 5,283.7         $  752.9         $  711.0
                                     ==========      ==========        =========        =========

* Excluding non-recurring gains and accruals.

Business Outlook for 1998

Based on current information and business conditions, the Company expects to achieve in 1998 a double-digit increase in earnings over 1997 earnings before nonrecurring items ($3.16).

The above statement is forward-looking, and actual results may differ materially. The above statement is based on a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (i) modest growth in the domestic economy; (ii) a modest improvement in European markets; (iii) a modest increase in construction spending worldwide; (iv) no significant change in raw material costs; (v) no major customer consolidation in the automotive aftermarket; and (vi) no significant adverse changes in the relationship of the currencies of Western European countries to the U.S. dollar. The estimate also assumes, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.

         Exhibits

           99.1 Company Press Release Dated January 26, 1998 Titled "Cooper Industries Reports Record Net Income for 1997. Fourth quarter diluted share earnings up 18%."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COOPER INDUSTRIES, INC.

                                              (Registrant)



Date:       January 26, 1998                  /s/ D. Bradley McWilliams
                                              ----------------------------
                                              D. Bradley McWilliams
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.

   99.1 Company Press Release Dated January 26, 1998 Titled "Cooper Industries Reports Record Net Income for 1997. Fourth quarter diluted share earnings up 18%."